EXHIBIT 99.1

Harvard Bioscience Appoints Jennifer Cote as Chief Financial Officer

Has served in interim role since January 2023

HOLLISTON, Mass., June 20, 2023 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced the appointment of Jennifer Cote as the Company’s Chief Financial Officer and Treasurer, effective June 19, 2023. Cote joined the Company as Vice President of Global Finance in May 2022 and has served as Interim Chief Financial Officer and Treasurer since January 2023.

Jim Green, Chairman and CEO said, “Originally joining us as our Vice President of Global Finance, Jennifer brought extensive experience in areas including global financial and operational leadership, corporate strategy, accounting and internal controls, and strong fiscal management. Since assuming the role of Interim CFO earlier this year, she has already demonstrated strong leadership, financial acumen, and a deep understanding of our business. We look forward to Jennifer’s ongoing contributions as we focus on our priorities of driving sustainable, profitable growth, improved operating discipline, and reducing our debt. On behalf of our board of directors and our senior leadership team, I would like to welcome Jennifer to her new role.”

Prior to joining Harvard Bioscience, Cote held various financial, strategy, and operating roles of increasing responsibility at Bose Corporation, a leading supplier of speakers, headphones, electronics and other related products for the consumer audio, automotive, health, and professional audio market. During her tenure at Bose, she led various teams as Head of Strategy Enablement and Finance Services for Bose’s Global Business Services organization, Head of Finance for Bose’s Headphones Business Unit, and Head of Global Business Operations and Head of Finance for Bose’s Professional Systems Division. Earlier in her career, Ms. Cote held various positions of increasing responsibility, including Audit Manager, at Arthur Andersen LLP. A Certified Public Accountant and Chartered Global Management Accountant, Cote holds a Bachelor of Science in Accountancy from Villanova University.

About Harvard Bioscience
Harvard Bioscience, Inc. is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental advances in life science applications, including research, pharmaceutical and therapy discovery, bio-production and preclinical testing for pharmaceutical and therapy development. Our customers range from renowned academic institutions and government laboratories to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in North America, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world. For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions or statements that do not relate to historical matters. Forward-looking statements include, but are not limited to, information concerning expected future revenues, earnings, cash position, growth, operational performance, and the strength of the Company’s market position and business model. Forward-looking statements are not guarantees of future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company's control. Risks and other factors that could cause the Company’s actual results to differ materially from those described its forward-looking statements include those described in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K as well as in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements are based on the Company’s expectations and assumptions as of the date of this document. Except as required by law, the Company assumes no obligation to update forward-looking statements to reflect any change in expectations, even as new information becomes available.

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